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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                December 23, 2003
                Date of Report (Date of Earliest Event Reported)
                        EYE CARE CENTERS OF AMERICA, INC.
             (Exact Name of Registrant as Specified in its Charter)
            TEXAS                     033-70572             74-233775
(State or other jurisdiction of   (Commission  file      (IRS employer
of incorporation or organization)      number)         identification  no.)
                                11103 WEST AVENUE
                            SAN ANTONIO, TEXAS 78213-1392
               (Address of Principal Executive Offices) (Zip Code)
                                 (210) 340-3531
              (Registrant's telephone number, including area code)


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                              ITEM 5. OTHER EVENTS


On January 1, 2004, David E. McComas, currently President and CEO of Eye Care Centers of America, Inc., ("ECCA"), will become the 371-store chain's Chairman of the Board as well. Mr. McComas, who joined ECCA in July 1998, will succeed current Chairman and former CEO Bernard W. Andrews. Mr. Andrews will remain as a director of ECCA.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        EYE CARE CENTERS OF AMERICA, INC.


December 23, 2003               /s/  Alan  E.  Wiley
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Dated                          Executive  Vice  President  and
                               Chief  Financial  Officer